Fees Summary	Mar. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,193,455,000
Previously Paid Amount	0
Total Fee Amount	182,717.97
Total Offset Amount	0
Net Fee	$ 182,717.97